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                                                                     Exhibit 4.5


                                WARRANT AGREEMENT


                          Dated as of November 20, 2000


                                 By and Between


                           SPECTRASITE HOLDINGS, INC.


                                       and


                           FIRST UNION NATIONAL BANK,


                                as Warrant Agent


                           ----------------------


                       Warrants to Purchase Common Stock,
                           Par Value $0.001 Per Share


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








                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                       ISSUANCE, FORM, EXECUTION, DELIVERY
                    AND REGISTRATION OF WARRANT CERTIFICATES

SECTION 1.01.              Issuance of Warrants................................2
SECTION 1.03.              Execution of Warrant Certificates...................2
SECTION 1.04.              Authentication and Delivery.........................3
SECTION 1.05.              Registration........................................4
SECTION 1.06.              Registration of Transfers or Exchanges..............5
SECTION 1.07.              Lost, Stolen, Destroyed, Defaced or Mutilated Warrant
                           Certificates........................................6
SECTION 1.08.              Offices for Exercise, etc...........................7

                                   ARTICLE II

                         DURATION, EXERCISE OF WARRANTS;
                    EXERCISE PRICE AND REPURCHASE OF WARRANTS

SECTION 2.01.              Duration of Warrants................................8
SECTION 2.02.              Exercise, Exercise Price, Settlement and Delivery...8
SECTION 2.03.              Cancellation of Warrant Certificates...............12

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

SECTION 3.01.              Enforcement of Rights..............................12

                                   ARTICLE IV

                                CERTAIN COVENANTS

SECTION 4.01.              Payment of Taxes...................................13
SECTION 4.02.              Rule 144...........................................13
SECTION 4.03.              Registration of Shares.............................13

                                    ARTICLE V

                                   ADJUSTMENTS

SECTION 5.01.              Adjustment of Exercise Rate and Exercise Price;
                           Notices............................................14

SECTION 5.02.              Fractional Shares..................................24

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

SECTION 6.01.              Warrant Agent......................................25
SECTION 6.02.              Conditions of Warrant Agent's Obligations..........25
SECTION 6.03.              Resignation and Removal and Appointment of
                           Successor..........................................30

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.01.              Amendment..........................................32
SECTION 7.02.              Notices and Demands to the Company and Warrant Agent
                           ...................................................33
SECTION 7.03.              Addresses for Notices to Parties and for Transmission
                           of Documents.......................................34
SECTION 7.04.              Notices to Holders.................................35
SECTION 7.05.              APPLICABLE LAW.....................................35
SECTION 7.06.              Persons Having Rights Under Agreement..............35
SECTION 7.07.              Headings...........................................35
SECTION 7.08.              Counterparts.......................................35
SECTION 7.10.              Availability of Equitable Remedies.................36
SECTION 7.11.              Obtaining of Governmental Approvals................36


EXHIBIT A           -      Form of Warrant Certificate.......................A-1

                             INDEX OF DEFINED TERMS


Defined Term                                                       Section
------------                                                       -------
Agreement..........................................................Recitals
Below Market Sale..................................................5.01(b)
Business Day.......................................................2.01
Capital Stock......................................................5.01(n)
Cashless Exercise..................................................2.02(c)
Cashless Exercise Ratio............................................2.02(c)
Common Stock.......................................................Recitals
Company............................................................Recitals
Current Market Value...............................................5.01(n)
Election to Exercise...............................................2.02(b)
Exercisability Date................................................2.02(a)
Exercise Date......................................................2.02(d)
Exercise Price.....................................................2.02(a)
Exercise Rate......................................................2.02(a)
Expiration Date....................................................2.01
Fully Diluted Shares...............................................5.01(b)
Fundamental Transaction............................................5.01(d)
Independent Financial Expert.......................................5.01(n)
Officer's Certificate..............................................5.01(e)
Private Placement Legend...........................................1.06(b)
Purchase Agreement.................................................Recitals
Purchaser..........................................................Recitals
Registrar..........................................................1.05
Registration Rights Agreement......................................Recitals
Related Parties....................................................6.02(e)
Requisite Warrant Holders..........................................7.01
Securities Act.....................................................1.05
Shares.............................................................1.01
Surviving Person...................................................5.01(d)
Time of Determination..............................................5.01(b)
Warrant Agent......................................................Recitals
Warrant Agent Office...............................................1.08
Warrant Certificates...............................................Recitals
Warrant Exercise Office............................................2.02(b)
Warrant Register...................................................1.05
Warrants...........................................................Recitals

                                WARRANT AGREEMENT


                  WARRANT AGREEMENT, dated as of November 20, 2000 (the "Agreement") by and between SPECTRASITE HOLDINGS, INC., a Delaware corporation (together with any successor thereto, the "Company"), and FIRST UNION NATIONAL BANK, as warrant agent ("First Union"; with any successor Warrant Agent, the "Warrant Agent").

                  WHEREAS, the Company has entered into a purchase agreement (the "Purchase Agreement") dated as of November 20, 2000 by and among the Company and Trimaran Fund II, L.L.C., Trimaran Capital, L.L.C., Trimaran Parallel Fund II, L.P., CIBC Employee Private Equity Fund (Trimaran) Partners and CIBC World Markets Ireland Limited (each a "Purchaser" and collectively, the "Purchasers") in which the Company has agreed to issue and sell to the Purchasers 4,000,000 shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), along with 1,500,000 Warrants (the "Warrants"), 600,000 of the Warrants (the "Series I Warrants") initially entitling the holder thereof to purchase one share of Common Stock at a price equal to $21.56 per share, 450,000 of the Warrants (the "Series II Warrants") initially entitling the holder thereof to purchase one share of Common Stock at a price equal to $23.86 per share and 450,000 of the Warrants (the "Series III Warrants") initially entitling the holder thereof to purchase one share of Common Stock at a price equal to $28.00 per share. The certificates evidencing the Warrants are herein referred to collectively as the "Warrant Certificates"; and

                  WHEREAS, the holders of the Warrants are entitled to the benefits of a Registration Rights Agreement dated as of November 20, 2000 among the Company and the Purchasers (the "Registration Rights Agreement"); and

                  WHEREAS, the Company desires the Warrant Agent as warrant agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, cancelled, replaced and exercised;

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                       ISSUANCE, FORM, EXECUTION, DELIVERY
                    AND REGISTRATION OF WARRANT CERTIFICATES

                  SECTION   1.01......Issuance   of   Warrants.   Each   Warrant
Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall, when exercisable as provided herein and therein, represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to the holder of such Warrant upon exercise thereof) one fully paid and non-assessable share of the Company's Common Stock at an exercise price of $21.56 per share, in the case of the Series I Warrants, $23.86 per share, in the case of Series II Warrants, and $28.00 per share, in the case of the Series III Warrants. The shares purchasable upon exercise of a Warrant are hereinafter referred to as the "Shares" and are subject to adjustment as provided herein and in the Warrant, and, unless the context otherwise requires, such term shall also include any other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Article V, subject to adjustment as provided herein and in the Warrant.

                  SECTION  1.02......Form of Warrant  Certificates.  The Warrant
Certificates will be issued in registered form as definitive Warrant Certificates substantially in the form of Exhibit A attached hereto, in the case of Series I Warrants, Exhibit B attached hereto, in the case of Series II Warrants, and Exhibit C attached hereto, in the case of Series III Warrants.

                  SECTION  1.03......Execution  of  Warrant  Certificates.   The
Warrant Certificates shall be executed on behalf of the Company by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer. The Warrant Agent may assume any person who shall have signed any Warrant Certificate to be countersigned and delivered by the Warrant Agent is authorized to do so unless the Company shall have notified the Warrant Agent that such person is no longer an officer of the Company or otherwise unauthorized to execute any Warrant Certificate.



                  SECTION  1.04......Authentication and Delivery. Subject to the
immediately following paragraph, Warrant Certificates shall be authenticated by manual or facsimile signature and dated the date of authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.05 hereof).

                  Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by the chairman of its Board of Directors, its president, Chief Financial Officer or any vice president and attested by its secretary or assistant secretary, and shall specify the series and number of Warrants to be authenticated, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to authenticate the Warrant Certificates and upon the holder's request deliver them. Such authentication shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates). The Warrant Agent shall be fully protected in relying on any such written order and shall not be liable for any loss or damage resulting from any actions taken in accordance therewith.

                  In case any authorized signatory of the Warrant Agent who shall have authenticated any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company or the Warrant Agent, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who authenticated such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant

Certificate may be authenticated on behalf of the Warrant Agent by such persons as, at the actual time of authentication of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.


                  The Warrant Agent's authentication on all Warrant Certificates shall be in substantially the form set forth in Exhibit A, Exhibit B or Exhibit C hereto, as applicable.

                  SECTION 1.05......Registration.  The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Article. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Registrar." The Company hereby initially appoints the Warrant Agent as Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

                  The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register"). The Warrant Agent will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

                  SECTION 1.06......Registration of Transfers or Exchanges.

                  (a) Transfer or Exchange of Warrants. When Warrants are presented to the Warrant Agent with a request from the holder:

           (i)    to register the transfer of the Warrants; or

          (ii) to exchange such Warrants for an equal number of Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
1.06 for such transactions are met; provided, however, that the Warrants presented or surrendered by a holder for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer or exchange in form satisfactory to the Company and the Warrant Agent, duly executed by such holder or by his attorney, duly authorized in writing.

                  (b) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Warrant Certificates not bearing the legend set forth in the first paragraph of Exhibit A attached hereto (the "Private Placement Legend"), the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that bear the Private Placement Legend unless, and the Warrant Agent is hereby authorized to deliver Warrant Certificates without the Private Placement Legend if, (i) the requested transfer is not prior to the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto) under the Securities Act of 1933, as amended (the "Securities Act") or any successor provision thereunder) as may be determined by the Company in writing to the Warrant Agent after the later of the original Issue Date of the Warrants as reflected on the face of the Warrant Certificate or the last day on which the Company or any of its Affiliates was the owner of the Warrant or any predecessor security as certified in writing by the Company to the Warrant Agent, (ii) there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) the Warrants to be transferred or exchanged represented by such Warrant Certificates are being transferred or exchanged pursuant to an effective registration statement under the Securities Act of which the Company shall have notified the Warrant Agent in writing.

                  (c) Obligations with Respect to Transfers or Exchanges of Warrants.

           (i) To permit registrations of transfers or exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate Warrants.

          (ii) All Warrants issued upon any registration, transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Warrants surrendered upon the registration of transfer or exchange.

         (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                  SECTION   1.07......Lost,   Stolen,   Destroyed,   Defaced  or
Mutilated Warrant Certificates. Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of an indemnity bond satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute and deliver to the Warrant Agent, and an authorized signatory of the Warrant Agent shall manually authenticate and further deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. The Company or the Warrant Agent may require an indemnity bond that is sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss which any of them may suffer if a Warrant Certificate is replaced. Upon the issuance of any new Warrant Certificate under this Section in a name other than the prior registered holder of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, the Company or the Warrant Agent may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 1.08 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

                  The Warrant Agent is hereby authorized to authenticate in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

                  SECTION 1.08......Offices for Exercise, etc. So long as any of the Warrants remain outstanding, the Company will designate and maintain (a) an office or agency where the Warrant Certificates may be presented for exercise,
(b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange, and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company may from time to time designate and maintain one or more additional offices or agencies, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent at its corporate trust office in Charlotte, North Carolina (the "Warrant Agent Office"), as the initial agency maintained for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

                                   ARTICLE II

                         DURATION, EXERCISE OF WARRANTS;
                    EXERCISE PRICE AND REPURCHASE OF WARRANTS

                  SECTION  2.01......Duration of Warrants.  Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., New York City time, on November 20, 2007. The applicable date of expiration of a particular Warrant is referred to herein as the "Expiration Date" of such Warrant. Each Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined in Section 2.02) and prior to 5:00
p. m. New York City time on the Expiration Date.

                  Any Warrant not exercised before the close of business on the Expiration Date shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

                  "Business Day" shall mean any day on which (i) banks in New York City and Charlotte, North Carolina, and (ii) the principal U.S. securities exchange or market, if any, on which any Common Stock is listed or admitted to trading are open for business.

                  SECTION  2.02......Exercise,  Exercise  Price,  Settlement and
Delivery. (a) Subject to the provisions of this Agreement, a holder of a Warrant shall have the right to purchase from the Company on or after the Exercisability Date and prior to 5:00 p.m., New York City time on the Expiration Date the number of fully paid and non-assessable shares of Common Stock specified in
Section 1.01, registered with the transfer agent for the Common Stock, subject to adjustment in accordance with Article V hereof, at the purchase price of $21.56 for each share purchased, in the case of the Series I Warrants, $23.86 for each share purchased, in the case of the Series II Warrants, and $28.00 for each share purchased, in the case of the Series III Warrants (in each case, the "Exercise Price"). The Exercise Price and the number of Shares for which a particular Warrant may be exercised (the "Exercise Rate") shall be subject to adjustment from time to time as set forth in Article V hereof.

                  "Exercisability Date" means, with respect to each Warrant, the date and time of issuance thereof.

                  (b)  Warrants  may be  exercised on or after the date they are exercisable hereunder by (i) surrendering at any office or agency maintained for that purpose by the Company pursuant to Section 1.09 (each a "Warrant Exercise Office") the Warrant Certificate evidencing such Warrants with the form of election to exercise Shares set forth on the reverse side of the Warrant Certificate (the "Election to Exercise") duly completed and signed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of a transfer, such signature shall be guaranteed by an eligible guarantor institution, and (ii) paying in full the Exercise Price for each such Warrant exercised. Each Warrant may be exercised only in whole. No exercise of Warrants may be effected which does not call for the issuance of a number of shares of Common Stock in direct proportion (subject only to rounding with respect to fractional shares) to the aggregate number of shares of Common Stock then issuable upon exercise of the Warrants evidenced by the relevant Warrant Certificate.

                  (c) Simultaneously with the exercise of each Warrant, payment in full of the aggregate Exercise Price may be made, at the option of the holder, (i) by wire transfer of immediately available funds, (ii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise) of a Warrant or Warrants (represented by one or more Warrant Certificates), and without payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant is exercisable (without giving effect to the Cashless Exercise option) as of the date of exercise and (2) the applicable Cashless Exercise Ratio or
(iii) with any combination of (i) and (ii). An exercise of a Warrant in accordance with clause (ii) of the immediately preceding sentence is herein called a "Cashless Exercise." For purposes of this Agreement, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants that the holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant is then exercisable (without giving effect to the Cashless Exercise option). All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant. If the Company has not effected the registration under the Securities Act of the offer and sale of the Shares by the Company to the holders of the Warrants upon the exercise thereof, the Company may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect to such Cashless Exercise option. The Warrant Agent shall have no obligation under this section to calculate the Cashless Exercise Ratio, the Exercise Price, the Exercise Ratio, or the Current Market Value or other similar numbers or rates contemplated by this Agreement. The Company shall calculate all such numbers or ratios whenever such calculation is necessary or at the reasonable request of the Warrant Agent and shall deliver an Officer's Certificate to the Warrant Agent specifying such numbers, which calculation shall be confirmed by the Purchasers as long as any Warrants are held by the Purchasers. The Warrant Agent shall be fully protected in relying on any such certificate and shall not be liable for any loss or damage resulting from its actions taken in reliance thereon.

                  (d) Upon such surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Exercise Office (other than any Warrant Exercise Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "Exercise Date" for a Warrant shall be the date when all of the items referred to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Warrant Agent prior to 5:00 p.m., New York City time, on the Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  (e) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price (or election of the Cashless Exercise option), the Warrant Agent shall:
(i) except to the extent exercise of the Warrant has been effected through Cashless Exercise, cause an amount equal to the aggregate Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) advise the Company immediately by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise the Company in writing of the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Shares to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

                  (f) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Shares to which such holder is entitled, in fully registered form, registered with the Company's transfer agent in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Each certificate or the certificates evidencing the Shares shall bear a legend substantially similar to the Private Placement Legend. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date. After such exercise of any Warrant, the Company shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate, countersigned by the Warrant Agent pursuant to written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

                  SECTION 2.03......Cancellation of Warrant Certificates. In the
event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall at the Company's written instruction be canceled by it and retired. The Warrant Agent shall cancel all Warrant
Certificates properly surrendered for exchange, substitution, transfer or exercise in accordance with its customary procedures.

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

                  SECTION  3.01......Enforcement  of Rights. (a) Notwithstanding
any of the provisions of this Agreement, any holder of any Warrant Certificate, without the consent of the Warrant Agent, the holder of any Shares or the holder of any other Warrant Certificate, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

                  (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company, except as expressly provided herein.

                                   ARTICLE IV

                                CERTAIN COVENANTS

                  SECTION  4.01......Payment  of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of

Warrants; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom. The Warrant Agent shall not be obligated to pay or advance any amounts in connection with such costs or expenses.

                  SECTION 4.02......Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act.

                  SECTION  4.03......Registration  of Shares. The Company agrees that it will comply with all applicable laws, including the Securities Act and any applicable state securities laws, in connection with the delivery of shares of Common Stock (and other securities and property deliverable) to the registered holder of a Warrant upon exercise of such Warrant.

                                    ARTICLE V

                                   ADJUSTMENTS

                  SECTION 5.01......Adjustment of Exercise Rate and Exercise
Price; Notices.  The Exercise Rate and the Exercise Price

are subject to adjustment from time to time as provided in this Section.

                  (a) Adjustment for Change in Capital Stock. If, after the date hereof, the Company:

                     (i) subdivides any of its outstanding shares of Common Stock into a greater number of shares;

                    (ii) combines any of its outstanding shares of Common Stock into a smaller number of shares;

                   (iii) pays a dividend or makes a distribution (other than in connection with any acquisition or leasing transaction engaged in by the Company pursuant to the terms thereof) on any of its Common Stock in shares of any of its Capital Stock (as defined below); or

                    (iv) issues by reclassification of any of its Common Stock any shares of any of its Capital Stock;

then the Exercise Rate in effect immediately prior to such action for each Warrant then outstanding shall be proportionately adjusted so that the holder of a Warrant thereafter exercised may receive the number of shares of Capital Stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action or immediately prior to the record date applicable thereto and the Exercise Price in effect immediately prior to such action shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before giving effect to such action and the denominator of which shall be the number of shares of Common Stock and/or such other capital stock outstanding referred to in the foregoing clause (a)(iii) after giving effect to such action, if any (without giving effect to the Cashless Exercise option). If there are no outstanding shares of Common Stock that are of the same class as the Shares at the time of any such action and such action has therefore been taken only in respect of the Shares, the adjustment shall relate to the Shares in their same form if it would not frustrate the intent and purposes of this Section 5.01.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate and the Exercise Price shall again be adjusted to be the Exercise Rate or the Exercise Price, as the case may be, which would then be in effect if such record date or effective date had not been so fixed.

                  If after an adjustment a holder of a Warrant upon exercise of such Warrant may receive shares of two or more classes of Capital Stock of the Company, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article V with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article V.

                  Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Adjustment for Certain Issuances of Common Stock. If, after the date hereof, the Company grants or sells to any Affiliate of the Company (other than to a wholly-owned subsidiary) any Common Stock or any securities convertible into or exchangeable or exercisable for any Common Stock at a price below the then Current Market Value (a "Below Market Sale") (other than (1) pursuant to the exercise of the Warrants, (2) pursuant to any security convertible into, or exchangeable or exercisable for shares of Common Stock outstanding as of the date of this Agreement, (3) upon the conversion, exchange or exercise of any convertible, exchangeable or exercisable security as to which upon the issuance thereof an adjustment pursuant to this Article V has been made; (4) upon the conversion, exchange or exercise of any convertible, exchangeable or exercisable securities of the Company outstanding on the date of this Agreement (to the extent in accordance with the terms of such securities as in effect on the date of this Agreement)and(5)a Below Market Sale in which a holder of a Warrant or an Affiliate of a holder of a Warrant (or, if a Purchaser or any of its Affiliates is a holder, CIBC World Markets Corp. or any of its Affiliates) purchases any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock), on the date of such grant or sale (the "Time of Determination") the Exercise Rate for each Warrant then outstanding shall be adjusted in accordance with the formula:

                             E' = E x O + N
                                     -----------
                                    O + N x P
                                        -----
                                          M

and the Exercise Price shall be adjusted in accordance with the following formula:

                                  EP' = EP x E
                                             --
                                             E'

where:

         E'     =     the adjusted Exercise Rate.

         E = the Exercise Rate immediately prior to the Time of Determination for any such issuance, sale or distribution.

         EP'    =     the adjusted Exercise Price.

         EP = the Exercise Price immediately prior to the Time of Determination for any such issuance, sale or distribution.

         O = the number of Fully Diluted Shares (as defined below) outstanding immediately prior to the Time of Determination for any such issuance, sale or distribution.

         N = the number of additional shares of Common Stock issued, sold or issuable upon exercise of such rights, options or warrants.

         P = the per share price received and receivable by the Company in the case of any issuance or sale of Common Stock or rights, options or warrants inclusive of the exercise price per share of Common Stock payable upon exercise of such rights, options or warrants.

         M = the Current Market Value per share of Common Stock on the Time of Determination for any such issuance, sale or distribution.

                  For purposes of this Section 5.01 the term "Fully Diluted Shares" shall mean (i) the shares of Common Stock outstanding as of a specified date, and (ii) the shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible (other than the Warrants).

                  The adjustments shall be made  successively  whenever any such rights, options or warrants are issued and shall become effective immediately after the relevant Time of Determination. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate and the Exercise Price for each Warrant then outstanding shall be readjusted to the Exercise Rate and the Exercise Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate and the Exercise Price for each Warrant then outstanding shall again be adjusted to be the Exercise Rate and the Exercise Price which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

                  No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E' that is lower than the value of E.

                  No adjustment in the Exercise Rate or the Exercise Price shall be made under this paragraph (b) upon the conversion, exchange or exercise of options to acquire shares of Common Stock by officers, directors, employees or consultants of the Company; provided that the exercise price of such options, at the time of issuance thereof, is at least equal to the then Current Market Value of the Common Stock underlying such options.

                  (c) Adjustment for Other Distributions. If the Company distributes to any holder of its Common Stock or any Affiliate of such holder (other than for fair market value consideration as determined by the Board of Directors of the Company) (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (other than cash dividends that do not constitute extraordinary cash dividends), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the Exercise Rate shall be adjusted in accordance with the formula:

                                   E' = E x M
                                          -----
                                          M - F
                                          -----
and the Exercise Price shall be decreased (but not increased) in accordance with the following formula:

                          EP' = EP   x  E
                                       ---
                                        E'

where:

         E'     =     the adjusted Exercise Rate.

         E = the current Exercise Rate on the record date referred to in this paragraph (c) below.

         EP'    =     the adjusted Exercise Price.

         EP = the current Exercise Price on the record date referred to in this paragraph (c) below.

         M = the Current Market Value per share of Common Stock on the record date referred to in this paragraph (c) below.

         F = the fair market value (as determined in good faith by the Company's board of directors) on the record date referred to in this paragraph (c) below of the indebtedness, assets, rights, options or warrants distributable in respect of one share of Common Stock.

                  The adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If any adjustment is made pursuant to clause (iii) above of this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrants shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. Notwithstanding anything to the contrary contained in this subsection (c), if "M-F" in the above formula is less than $1.00 (or is a negative number) then in lieu of the adjustment otherwise required by this subsection (c), the Company may elect to distribute to the holders of the Warrants, upon exercise thereof, the evidences of indebtedness, assets, rights, options or warrants which would have been distributed to such holders had such warrants been exercised immediately prior to the record date for such distribution.

                  This subsection does not apply to securities convertible into or exchangeable or exercisable for any Common Stock referred to in subsection
(b) of this Section 5.01.

                  (d) Reorganization of Company. (i) If the Company, in a single transaction or through a series of related transactions, merges, consolidates or amalgamates with or into any other person or sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all of its properties and assets to another person or group of affiliated persons or is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock (a "Fundamental Transaction"), as a condition to consummating any such transaction, the person formed by or surviving any such consolidation or merger if other than the Company or the person to whom such transfer has been made (the "Surviving Person") shall enter into a supplemental warrant agreement. The supplemental warrant agreement shall provide that the holder of a Warrant then outstanding may exercise it for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised the Warrant immediately before the effective date of the transaction (without giving effect to the Cashless Exercise option), assuming (to the extent applicable) that such holder (i) was not a constituent person or an affiliate of a constituent person to such transaction, (ii) made no election with respect thereto, and (iii) was treated alike with the plurality of non-electing holders.

                    (ii) Notwithstanding the foregoing, if the Company enters into a Fundamental Transaction with another Person (other than a subsidiary of the Company) and consideration is payable to holders of shares of Capital Stock (or other securities or property) issuable or deliverable upon exercise of the Warrants that are exercisable in exchange for their shares in connection with such Fundamental Transaction which consists solely of cash, then the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of such shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price therefor. Upon receipt of such payment, if any, the rights of a holder of such a Warrant shall terminate and cease and such holder's Warrants shall expire.

                   (iii) If this paragraph (d) applies, it shall supersede the application of paragraph (a) of this Section 5.01.

                  (e) Notice to Warrant Holders; Warrant Agent. Whenever the Exercise Rate or Exercise Price is adjusted, the Company shall promptly mail to holders of Warrants then outstanding at the addresses appearing on the Warrant Register a notice of the adjustment, which adjustment shall be confirmed by the Purchasers as long as any of the Warrants are held by the Purchasers. The Company shall file with the Warrant Agent and any other Registrar such notice and a certificate of the

President, Chief Executive Officer or Chief Financial Officer of the Company (an "Officer's Certificate") briefly stating the adjusted computations, the facts requiring the adjustment and the manner of computing it. Neither the Warrant Agent nor any such Registrar shall be under any duty or responsibility with respect to any such certificate except to exhibit the same during normal business hours to any holder desiring inspection thereof.

                  In case:

                     (i) the Company shall authorize the issuance to any holders of shares of Common Stock or Affiliates of rights, options or warrants to subscribe for or purchase shares of capital stock of the Company or of any other subscription rights or warrants; or

                    (ii) the Company shall authorize the distribution to any holders of shares of Common Stock or Affiliates of evidences of its indebtedness or assets; or

                   (iii) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Capital Stock of the Company; or

                    (iv)   of  the   voluntary   or   involuntary   dissolution,
liquidation or winding up of the Company; or

                     (v) the Company proposes to take any action that would require an adjustment to the Exercise Rate and/or
Exercise Price pursuant to this Section 5.01;

then the Company shall give written notice to the Warrant Agent and each of the holders of the Warrants at its address appearing on the Warrant Register, at the same time and in the same or a substantially similar manner as notice is given to other holders of Common Stock.

                  (f) Company Determination Final. Any determination that the Company or the Board of Directors of the Company must make pursuant to this
Section 5.01 is conclusive.

                  (g) Warrant Agent's Adjustment Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 5.01 or any other provision of this Agreement should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether a supplemental warrant agreement under paragraph (e) need be entered into or whether any provisions of any supplemental warrant agreement are correct. The Warrant Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this
Section 5.01 or any other provision of this Agreement.

                  (h) Adjustment for Tax Purposes. The Company may make such increases in the Exercise Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

                  (i) Underlying Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or Common Stock held in the treasury of the Company, for the purpose of effecting the exercise of Warrants, the full number of Shares then deliverable upon the exercise of all Warrants then outstanding and payment of the exercise price, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

                  (j) Specificity of Adjustment. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Shares per Warrant as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

                  (k) Voluntary Adjustment. The Company from time to time may increase the Exercise Rate or reduce the Exercise Price by any number and for any period of time (provided that such period is not less than 20 Business
Days). Whenever the Exercise Rate is so increased or the Exercise Price so reduced, the Company shall mail to holders at the addresses appearing on the Warrant Register and file with the Warrant Agent a notice of the increase or reduction. The Company shall give the notice at least 15 days before the date the increased Exercise Rate or decreased Exercise Price takes effect. The notice shall state the increased Exercise Rate or decreased Exercise Price and the period it will be in effect. A voluntary increase in the Exercise Rate or decrease in the Exercise Price does not otherwise change or adjust the Exercise Rate or Exercise Price in effect as determined by this Section 5.01 or any other provision of this Agreement.

                  (l) Multiple Adjustments. After an adjustment to the Exercise Rate or Exercise Price for outstanding Warrants under this Article V, any subsequent event requiring an adjustment under this Article V shall cause an adjustment to the Exercise Rate or Exercise Price for outstanding Warrants as so adjusted.

                  (m) Minimum Exercise Price. Notwithstanding anything to the contrary contained in this Agreement, if the Exercise Price, as adjusted pursuant to this Agreement (other than this Section 5.01(m)), shall be less than the par value of the related Share, then such Exercise Price, as so adjusted, for all purposes of this Agreement, shall be an amount equal to the par value of such related Shares.

                  (n)  Definitions.

                  "Affiliate" of any specified person means any other person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, such specified person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by agreement or otherwise.

                  "Capital Stock" means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such person's capital stock, whether outstanding on the date hereof or issued after the date hereof, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

                  "Current Market Value" per share of Common Stock of the Company or any other security at any date means (i) if the security is not registered under the Exchange Act, the fair market value of the security, determined by an Independent Financial

Expert or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive trading days immediately preceding such date, then the offering price of the security in the transaction causing registration under the Exchange Act, in the case of each of (ii)(a) and (ii)(b), as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of the Company. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any United States national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any United States national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined by the Board of Directors of the Company or an Independent Financial Expert.

                  "Independent Financial Expert" means a United States investment banking firm of national or regional standing in the United States
(i) that does not, and whose directors, officers and employees or Affiliates do not have a direct or indirect material financial interest for its proprietary account in the Company or any of its Affiliates and (ii) that, in the judgment of the Board of Directors of the Company, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged.

                  (o) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Rate or Exercise Price need be made unless the adjustment would require an increase of at least 1% in the Exercise Rate. Notwithstanding the foregoing, any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustments provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

                  SECTION  5.02......Fractional  Shares. The Company will not be required to issue fractional Shares upon exercise of the Warrants or distribute Share certificates that evidence fractional Shares. In the event a holder is required by Section 2.02(c) to make a Cashless Exercise, and the Company determines not to issue fractional Shares, the number of Shares issuable shall be rounded up to the nearest whole number. In addition, in no event shall any holder of Warrants be required to make any payment of a fractional cent. In lieu of fractional Shares, the Company may pay to the registered holders of Warrant Certificates at the time Warrants evidenced thereby are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value, per Share on the Business Day preceding the date the Warrant Certificates evidencing such Warrants are surrendered for exercise. Such payments will be made by check or by transfer to an account maintained by such registered holder with a bank in The City of New York. If any holder surrenders for exercise more than one Warrant Certificate, the number of Shares deliverable to such holder may, at the option of the Company, be computed on the basis of the aggregate amount of all the Warrants exercised by such holder.

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

                  SECTION  6.01......Warrant  Agent. The Company hereby appoints
First Union National Bank as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein; and First Union National Bank hereby accepts such appointment. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it in this Agreement and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it and it shall accept in writing. The Warrant Agent may act through one or more attorneys or agents and shall not be responsible for any act, default, neglect or misconduct of any such agent appointed with due care.

                  SECTION  6.02......Conditions  of Warrant Agent's Obligations.
The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                  (a)  The  Warrant   Agent  shall  be  entitled  to  reasonable
         compensation to be agreed upon with the Company in writing for all services rendered by it and the Company agrees promptly to pay such compensation and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent and any predecessor Warrant Agent, their directors, officers, affiliates, agents and employees for, and to hold them and their directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on the part of the Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise of its rights and performance of its obligations hereunder. The obligations of the Company under this
         Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

                  (b) In acting under this Agreement, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

                  (c) The Warrant Agent may consult with counsel of its selection and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

                  (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) The Warrant Agent, and its officers, directors, affiliates and employees ("Related Parties"), may become the owners of, or acquire any interest in, Warrant Certificates, shares or other obligations of the Company with the same rights that it or they would have it if were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as Depository, trustee or agent for, any committee or body of holders of shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for the Company.

                  (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                  (g) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement (or any term or provision hereof) or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its authentication thereof).

                  (h) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates, except for its due execution and delivery of this Agreement; provided, however, that the Warrant Agent shall not be relieved of its duty to authenticate the Warrant Certificates as authorized by this Agreement. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant.

                  (i) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require:

                           (1) an Officer's Certificate stating on behalf of the
                  Company that, in the opinion of the signer, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

                           (2) if  reasonably  necessary in the sole judgment of
                  the Warrant Agent, an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with provided that such matter is one customarily opined on by counsel.

                  Each Officer's Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

                           (1)      a statement that the person making such
certificate or opinion has read such covenant or condition;

                           (2) a brief  statement  as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement  that, in the opinion of such person,
                  he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement  as to whether or not, in the opinion
                  of such person, such condition or covenant has been complied with.

                  (j) The  Warrant  Agent  shall be  obligated  to perform  such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon the Company.

                  (k) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the Board of Directors, its president, its treasurer, its controller or any vice president or its secretary or any assistant secretary.

                  (l) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

                  (m)  The  Company  agrees  that  it  will  perform,   execute,
         acknowledge   and  deliver,   or  cause  to  be  performed,   executed,
         acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

                  (n) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary or assistant secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement or for any delay in acting while awaiting instructions. Any application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  (o)  Whenever  in the  performance  of its  duties  under this
         Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed on behalf of the Company by any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary or assistant secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (p) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

                  (q) The Warrant Agent will be liable hereunder to the Company and any other person or entity only for its own gross negligence, bad faith or willful misconduct or that of any agent or attorney appointed without due care.

                  (r) Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Warrant Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits).

                  SECTION  6.03......Resignation  and Removal and Appointment of
Successor. (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder.

                  (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be at least 30 days after the date on which such notice is given unless the Company agrees to accept less notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 30 days after receipt by the Company of notice of such resignation. The Company may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Company, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in Section 8.04 hereof.

                  (c) Upon resignation or removal of the Warrant Agent, if the Company shall fail to appoint a successor Warrant Agent within a period of 60 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the retiring Warrant Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.

                  (d) Any successor Warrant Agent, whether appointed by the Company or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $250 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all monies deposited with or held by any predecessor Warrant Agent hereunder.

                  (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

                  (f) No Warrant Agent under this Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION  7.01......Amendment.  This Agreement and the terms of the Warrants may be amended by the Company and the Warrant Agent, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein, or to effect any assumptions of the Company's obligations hereunder and thereunder by a successor corporation under the circumstances described in Section 5.01(d) hereof or in any other manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Warrant Certificates.

                  The Company and the Warrant Agent may amend, modify or supplement this Agreement and the terms of the Warrants, and waivers to departures from the terms hereof and thereof may be given, with the consent of the Requisite Warrant Holders (as defined below) for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; provided, however, that no such modification that increases the Exercise Price or decreases the Exercise Rate reduces the period of time during which the Warrants are exercisable hereunder, or effects any change to this Section 7.01 may be made with respect to any Warrant without the consent of the holder of such Warrant. "Requisite Warrant Holders" means (i) in the case of any amendment, modification, supplement or waiver affecting Warrant Holders, the holders of a majority in number of the outstanding Warrants so affected, or (ii) in the case of any amendment, modification, supplement or waiver affecting Warrant Holders or the underlying securities, a majority in number of Shares represented by the Warrants that would be issuable assuming exercise thereof at the time such amendment, modification, supplement or waiver is voted upon. Notwithstanding any other provision of this Agreement, the Warrant Agent's consent must be obtained regarding any supplement or amendment which alters the Warrant Agent's rights or duties (it being expressly understood that the foregoing shall not be in derogation of the right of the Company to remove the Warrant Agent in accordance with Section 6.03 hereof). For purposes of any amendment, modification or waiver hereunder, Warrants held by the Company or any of its Affiliates shall be disregarded.

                  Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

                  SECTION  7.02......Notices  and  Demands  to the  Company  and
Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

                  SECTION  7.03......Addresses  for  Notices to Parties  and for
Transmission of Documents. All notices hereunder to the parties hereto shall be given by certified or registered mail, postage prepaid, or by facsimile transmission, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:


                  To the Company:

                  SpectraSite Holdings, Inc.
                  100 Regency Parkway, Suite 400
                  Cary, North Carolina  27511

                  Attention:  David P. Tomick
                  Facsimile:  (919) 388-9475
                  with a copy to:

                  Dow, Lohnes & Albertson, PLLC 1200 New Hampshire Avenue, N.W. Suite 800
                  Washington, D.C.  20036

                  Attention:  Timothy J. Kelley
                  Facsimile:  (202) 776-2222


                  To the Warrant Agent:

                  First Union National Bank
                  1525 West W.T. Harris Boulevard
                  3C3
                  NC1153
                  Charlotte, North Carolina  28262-1153

                  Attention:  Jim Clark
                  Facsimile:  (704) 590-7598
                  Telephone:  (704) 590-7383


or at any other address of which either of the foregoing shall have notified the other in writing.

                  Any notice shall be deemed to have been given or made five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid, or when receipt is acknowledged, if sent by facsimile transmission.

                  SECTION  7.04......Notices  to Holders.  Notices to holders of
Warrants shall be mailed to such holders at the addresses of such holders as they appear in the Warrant Register. Any such notice shall be sufficiently given if sent by first-class mail, postage prepaid.

                  SECTION 7.05......APPLICABLE LAW. THE VALIDITY, INTERPRETATION
AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  SECTION   7.06......Persons  Having  Rights  Under  Agreement.
Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

                  SECTION  7.07......Headings.  The descriptive  headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 7.08......Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION  7.09......Availability of Equitable Remedies. Since a
breach of the provisions of this Agreement could not adequately be compensated by money damages, holders of Warrants shall be entitled, in addition to any other right or remedy available to them, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

                  SECTION  7.10......Obtaining  of Governmental  Approvals.  The
Company will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may be or become requisite in connection with the issuance, sale, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance of the Shares issued upon exercise of the Warrants.

                            [Signature Page Follows]

                                       S-1
                  IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                                   SPECTRASITE HOLDINGS, INC.


                                                   By: /s/ David P. Tomick
                                                       ------------------------
                                                       Name: David P. Tomick
                                                       Title:Executive Vice
                                                             President and Chief
                                                             Financial Officer

                                                   FIRST UNION NATIONAL BANK,
                                                      as Warrant Agent


                                                   By: /s/ Scott Cislo
                                                       -------------------------
                                                       Name:Scott Cislor
                                                       Title:Trust Officer

                                                                       EXHIBIT A

                     [FORM OF SERIES I WARRANT CERTIFICATE]

                                     [FACE]


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                                                     No. [   ] [      ] Warrants

                          SERIES I WARRANT CERTIFICATE

                           SPECTRASITE HOLDINGS, INC.


                  This Warrant Certificate certifies that [ ], or registered assigns, is the registered holder of [ ] Warrants (the "Warrants") to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of SPECTRASITE HOLDINGS, INC., a Delaware corporation (the "Company", which term includes its successors and assigns). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after the Exercisability Date until 5:00 p.m., New York City time, on November 20, 2007 (the "Expiration Date"), one fully paid and non-assessable share of Common Stock, registered with the transfer agent for the Common Stock, subject to adjustment as provided in Article V of the Warrant Agreement, at the exercise price of $21.56 for each share purchased (the "Exercise Price"), subject to adjustment as provided in Article V of the Warrant Agreement (the shares of Common Stock purchasable upon exercise of a Warrant being herein referred to as the "Shares" and, unless the context otherwise requires, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in the Warrant Agreement), upon surrender of this Warrant Certificate and payment of the Exercise Price (i) by wire transfer or certified check, (ii) pursuant to the next sentence or (iii) in any combination of (i) and (ii), at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. A Warrant may also be exercised solely by the surrender of the Warrant, and without the payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant is exercisable with payment of the Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio. For purposes of this Warrant, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "Cashless Exercise." Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants that the holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant is then exercisable (without giving effect to the Cashless Exercise Option). If the Company has not effected the registration under the Securities Act of the offer and sale of the Shares by the Company to the holders of the Warrants upon the exercise thereof, the Company may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect to such Cashless Exercise option. All provisions of the Warrant Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless
Exercise for less than the full number of Warrants represented thereby. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Warrant Agreement.

                  No exercise of the Warrants may be effected which does not call for the issuance of a number of shares of Common Stock in direct proportion (subject only to rounding with respect to fractional shares) to the aggregate number of shares of Common Stock then issuable upon exercise of the Warrants evidenced hereby.

                  The Company has initially designated the principal corporate trust office of the Warrant Agent in Charlotte, North Carolina as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on November 20, 2007 shall thereafter be void.

                  If the Company merges, amalgamates or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price).

                  Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This   Warrant   Certificate   shall   not  be  valid   unless
authenticated  by the  Warrant  Agent,  as such  term  is  used  in the  Warrant
Agreement.

                  THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  WITNESS the seal of the Company and signatures of its duly authorized officers.

Dated:

                                                   SPECTRASITE HOLDINGS, INC.


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:


Attest:


By:
   -----------------------------
   Name:
   Title:

         Certificate of Authentication:


This  is  one of the  Warrants  referred  to in  the  within  mentioned  Warrant
Agreement:

FIRST UNION NATIONAL BANK,
     as Warrant Agent


By:
   --------------------------------
         Authorized Signatory

                     [FORM OF SERIES I WARRANT CERTIFICATE]

                                    [REVERSE]

                           SPECTRASITE HOLDINGS, INC.


                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on November 20, 2007 (the "Expiration Date"), each of which represents the right to purchase at any time on or after the Exercisability Date (as defined in the Warrant Agreement) and on or prior to the Expiration Date one share of Common Stock, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of November 20, 2000 (the "Warrant Agreement"), duly executed and delivered by the Company to First Union National Bank, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrants.

                  Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise by paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

                  If all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the preceding paragraph are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on November 20, 2007, if all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                  The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

                  Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the

Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  The term "Business Day" shall mean any day on which (i) banks in New York City and Charlotte, North Carolina and (ii) the principal U.S. securities exchange or market, if any, on which the Common Stock is listed or admitted to trading are open for business.

                  The Shares are entitled to the benefits of a registration rights agreement (the "Registration Rights Agreement"). The Registration Rights Agreement provides the holders of Shares with the right, subject to the conditions and limitations contained therein, to include the Shares in a shelf registration for a specified period, to a demand registration following the shelf registration and to include the Shares in certain registration statements filed by the Company for its account or for the account of any of its Common Stockholders.

                         (FORM OF ELECTION TO EXERCISE)


(To be executed upon exercise of Warrants on the Exercise Date)

                  The undersigned hereby irrevocably elects to exercise [ ] of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares as follows:

                  $[ ] in cash by wire transfer of immediately available funds; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for [ ] shares of Common Stock at the current Cashless Exercise Ratio.

                  The undersigned requests that a certificate representing such Shares be registered in the name of ____________________ whose address is _________________________ and that such shares be delivered to
__________________________ whose address is __________________________. Any cash payments to be paid in lieu of a fractional Share should be made to __________________ whose address is ________________________ and the check representing payment thereof should be delivered to ______________________ whose address is ___________________.

                  Dated __________________, ____

                  Name of holder of
                  Warrant Certificate:  _______________________________
                           .........             (Please Print)

                  Tax Identification or
                  Social Security Number:  ____________________________

                  Address:  ___________________________________________

                                    -------------------------------------------

                  Signature:  _________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a person other than the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Warrant Agreement.

Dated ____________________, ___

                  Signature:  ________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed:  _____________________________


                              [FORM OF ASSIGNMENT]


                  For value received _______________________ hereby sells, assigns and transfers unto _____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated ____________________, ____

                  Signature:  ________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed:  _____________________________

                                                                       EXHIBIT B

                     [FORM OF SERIES II WARRANT CERTIFICATE]

                                     [FACE]


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                                                  No. [   ] [      ] Warrants

                          SERIES II WARRANT CERTIFICATE

                           SPECTRASITE HOLDINGS, INC.


                  This Warrant Certificate certifies that [ ], or registered assigns, is the registered holder of [ ] Warrants (the "Warrants") to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of SPECTRASITE HOLDINGS, INC., a Delaware corporation (the "Company", which term includes its successors and assigns). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after the Exercisability Date until 5:00 p.m., New York City time, on November 20, 2007 (the "Expiration Date"), one fully paid and non-assessable share of Common Stock, registered with the transfer agent for the Common Stock, subject to adjustment as provided in Article V of the Warrant Agreement, at the exercise price of $23.86 for each share purchased (the "Exercise Price"), subject to adjustment as provided in Article V of the Warrant Agreement (the shares of Common Stock purchasable upon exercise of a Warrant being herein referred to as the "Shares" and, unless the context otherwise requires, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in the Warrant Agreement), upon surrender of this Warrant Certificate and payment of the Exercise Price (i) by wire transfer or certified check, (ii) pursuant to the next sentence or (iii) in any combination of (i) and (ii), at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. A Warrant may also be exercised solely by the surrender of the Warrant, and without the payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant is exercisable with payment of the Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio. For purposes of this Warrant, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "Cashless Exercise." Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants that the holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant is then exercisable (without giving effect to the Cashless Exercise Option). If the Company has not effected the registration under the Securities Act of the offer and sale of the Shares by the Company to the holders of the Warrants upon the exercise thereof, the Company may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect to such Cashless Exercise option. All provisions of the Warrant Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless
Exercise for less than the full number of Warrants represented thereby. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Warrant Agreement.

                  No exercise of the Warrants may be effected which does not call for the issuance of a number of shares of Common Stock in direct proportion (subject only to rounding with respect to fractional shares) to the aggregate number of shares of Common Stock then issuable upon exercise of the Warrants evidenced hereby.

                  The Company has initially designated the principal corporate trust office of the Warrant Agent in Charlotte, North Carolina as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on November 20, 2007 shall thereafter be void.

                  If the Company merges, amalgamates or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price).

                  Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This   Warrant   Certificate   shall   not  be  valid   unless
authenticated  by the  Warrant  Agent,  as such  term  is  used  in the  Warrant
Agreement.

                  THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  WITNESS the seal of the Company and signatures of its duly authorized officers.

Dated:

                                             SPECTRASITE HOLDINGS, INC.



                                         By:
                                            -----------------------------
                                               Name:
                                               Title:


Attest:


By:
   --------------------------
      Name:
      Title:

         Certificate of Authentication:


This  is  one of the  Warrants  referred  to in  the  within  mentioned  Warrant
Agreement:

FIRST UNION NATIONAL BANK,
     as Warrant Agent


By:
   ----------------------------------
         Authorized Signatory

                     [FORM OF SERIES II WARRANT CERTIFICATE]

                                    [REVERSE]

                           SPECTRASITE HOLDINGS, INC.


                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on November 20, 2007 (the "Expiration Date"), each of which represents the right to purchase at any time on or after the Exercisability Date (as defined in the Warrant Agreement) and on or prior to the Expiration Date one share of Common Stock, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of November 20, 2000 (the "Warrant Agreement"), duly executed and delivered by the Company to First Union National Bank, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrants.

                  Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise by paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

                  If all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the preceding paragraph are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on November 20, 2007, if all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                  The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

                  Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  The term "Business Day" shall mean any day on which (i) banks in New York City and Charlotte, North Carolina (ii) the principal U.S. securities exchange or market, if any, on which the Common Stock is listed or admitted to trading are open for business.

                  The Shares are entitled to the benefits of a registration rights agreement (the "Registration Rights Agreement"). The Registration Rights Agreement provides the holders of Shares with the right, subject to the conditions and limitations contained therein, to include the Shares in a shelf registration for a specified period, to a demand registration following the shelf registration and to include the Shares in certain registration statements filed by the Company for its account or for the account of any of its Common Stockholders.

                         (FORM OF ELECTION TO EXERCISE)


(To be executed upon exercise of Warrants on the Exercise Date)

                  The undersigned hereby irrevocably elects to exercise [ ] of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares as follows:

                  $[ ] in cash by wire transfer of immediately available funds; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for [ ] shares of Common Stock at the current Cashless Exercise Ratio.

                  The undersigned requests that a certificate representing such Shares be registered in the name of ____________________ whose address is _________________________ and that such shares be delivered to
__________________________ whose address is __________________________. Any cash payments to be paid in lieu of a fractional Share should be made to __________________ whose address is ________________________ and the check representing payment thereof should be delivered to ______________________ whose address is ___________________.

                  Dated __________________, ____

                  Name of holder of
                  Warrant Certificate:  _______________________________
                                               (Please Print)

                  Tax Identification or
                  Social Security Number:  ____________________________

                  Address:  ___________________________________________

                                    -------------------------------------------

                  Signature:  _________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a person other than the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Warrant Agreement.

Dated ____________________, ___

                  Signature:  ________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed:  _____________________________


                              [FORM OF ASSIGNMENT]


                  For value received _______________________ hereby sells, assigns and transfers unto _____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated ____________________, ____

                  Signature:  ________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed:  _____________________________

                                                                      EXHIBIT C

                    [FORM OF SERIES III WARRANT CERTIFICATE]

                                     [FACE]


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                                                      No. [   ][      ] Warrants

                         SERIES III WARRANT CERTIFICATE

                           SPECTRASITE HOLDINGS, INC.


                  This Warrant Certificate certifies that [ ], or registered assigns, is the registered holder of [ ] Warrants (the "Warrants") to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of SPECTRASITE HOLDINGS, INC., a Delaware corporation (the "Company", which term includes its successors and assigns). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after the Exercisability Date until 5:00 p.m., New York City time, on November 20, 2007 (the "Expiration Date"), one fully paid and non-assessable share of Common Stock, registered with the transfer agent for the Common Stock, subject to adjustment as provided in Article V of the Warrant Agreement, at the exercise price of $28.00 for each share purchased (the "Exercise Price"), subject to adjustment as provided in Article V of the Warrant Agreement (the shares of Common Stock purchasable upon exercise of a Warrant being herein referred to as the "Shares" and, unless the context otherwise requires, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in the Warrant Agreement), upon surrender of this Warrant Certificate and payment of the Exercise Price (i) by wire transfer or certified check, (ii) pursuant to the next sentence or (iii) in any combination of (i) and (ii), at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. A Warrant may also be exercised solely by the surrender of the Warrant, and without the payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant is exercisable with payment of the Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio. For purposes of this Warrant, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "Cashless Exercise." Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants that the holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant is then exercisable (without giving effect to the Cashless Exercise Option). If the Company has not effected the registration under the Securities Act of the offer and sale of the Shares by the Company to the holders of the Warrants upon the exercise thereof, the Company may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect to such Cashless Exercise option. All provisions of the Warrant Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless
Exercise for less than the full number of Warrants represented thereby. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Warrant Agreement.

                  No exercise of the Warrants may be effected which does not call for the issuance of a number of shares of Common Stock in direct proportion (subject only to rounding with respect to fractional shares) to the aggregate number of shares of Common Stock then issuable upon exercise of the Warrants evidenced hereby.

                  The Company has initially designated the principal corporate trust office of the Warrant Agent in Charlotte, North Carolina as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on November 20, 2007 shall thereafter be void.

                  If the Company merges, amalgamates or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price).

                  Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This   Warrant   Certificate   shall   not  be  valid   unless
authenticated  by the  Warrant  Agent,  as such  term  is  used  in the  Warrant
Agreement.

                  THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  WITNESS the seal of the Company and signatures of its duly authorized officers.

Dated:

                                            SPECTRASITE HOLDINGS, INC.


                                            By:
                                               -----------------------------
                                                  Name:
                                                  Title:


Attest:


By:
   ---------------------------
      Name:
      Title:

         Certificate of Authentication:


This  is  one of the  Warrants  referred  to in  the  within  mentioned  Warrant
Agreement:

FIRST UNION NATIONAL BANK,
     as Warrant Agent


By:
   ------------------------------
      Authorized Signatory

                    [FORM OF SERIES III WARRANT CERTIFICATE]

                                    [REVERSE]

                           SPECTRASITE HOLDINGS, INC.


                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on November 20, 2007 (the "Expiration Date"), each of which represents the right to purchase at any time on or after the Exercisability Date (as defined in the Warrant Agreement) and on or prior to the Expiration Date one share of Common Stock, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of November 20, 2000 (the "Warrant Agreement"), duly executed and delivered by the Company to First Union National Bank, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrants.

                  Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise by paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

                  If all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the preceding paragraph are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on November 20, 2007, if all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                  The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

                  Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the

Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  The term "Business Day" shall mean any day on which (i) banks in New York City and Charlotte, North Carolina (ii) the principal U.S. securities exchange or market, if any, on which the Common Stock is listed or admitted to trading are open for business.

                  The Shares are entitled to the benefits of a registration rights agreement (the "Registration Rights Agreement"). The Registration Rights Agreement provides the holders of Shares with the right, subject to the conditions and limitations contained therein, to include the Shares in a shelf registration for a specified period, to a demand registration following the shelf registration and to include the Shares in certain registration statements filed by the Company for its account or for the account of any of its Common Stockholders.

                         (FORM OF ELECTION TO EXERCISE)


(To be executed upon exercise of Warrants on the Exercise Date)

                  The undersigned hereby irrevocably elects to exercise [ ] of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares as follows:

                  $[ ] in cash by wire transfer of immediately available funds; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for [ ] shares of Common Stock at the current Cashless Exercise Ratio.

                  The undersigned requests that a certificate representing such Shares be registered in the name of ____________________ whose address is _________________________ and that such shares be delivered to
__________________________ whose address is __________________________. Any cash payments to be paid in lieu of a fractional Share should be made to __________________ whose address is ________________________ and the check representing payment thereof should be delivered to ______________________ whose address is ___________________.

                  Dated __________________, ____

                  Name of holder of
                  Warrant Certificate:  _______________________________
                           .........            (Please Print)

                  Tax Identification or
                  Social Security Number:  ____________________________

                  Address:  ___________________________________________

                                    -------------------------------------------

                  Signature:  _________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a person other than the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Warrant Agreement.

Dated ____________________, ___

                  Signature:  ________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed:  _____________________________


                              [FORM OF ASSIGNMENT]


                  For value received _______________________ hereby sells, assigns and transfers unto _____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated ____________________, ____

                  Signature:  ________________________________________

Note:The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed:  _____________________________